UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (date of earliest event reported): July 6, 2004


                                  INNOVEX, INC.
                                  -------------
             (Exact name of Registrant as specified in its charter)


         Minnesota                  000-13143                    41-1223933
         ---------                  ---------                    ----------
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


5540 Pioneer Creek Drive
Maple Plain, Minnesota                                    55359-9003
----------------------------------------                  ----------
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code      (763) 479-5300

Items 1 through 4, 6 and 8 through 11 are not applicable and therefore omitted.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURES.
Innovex announced the resignation of Elick Eugene Hawk as a member of the Innovex Board of Directors.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following is furnished as an Exhibit to this Report:

Exhibit No.       Description of Exhibit
-----------       ----------------------
99.1              Press release issued July 6, 2004.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                    INNOVEX, INC.

                                                    By:  /s/  Thomas Paulson
                                                         -----------------------
                                                         Thomas Paulson
                                                         Chief Financial Officer


Dated:  July 6, 2004